UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2010

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Genentech, a member of the Roche Group, and Roche simultaneously announced on the evening of July 6/morning of July 7, 2010, respectively, the company’s submission of a Biologics License Application, or BLA, to the US Food and Drug Administration to gain marketing approval in the US of trastuzumab-DM1, or T-DM1, to treat patients with advanced HER2-positive breast cancer who had previously received multiple chemotherapies and HER2-targeted medicines. The basis of the submission is the Phase II trial that was reported at the San Antonio Breast Cancer Symposium in December 2009.

T-DM1 consists of ImmunoGen, Inc.’s DM1 cancer-cell killing agent attached to Roche’s HER2-targeting antibody, trastuzumab, using ImmunoGen’s linker and methods of attachment. T-DM1 is in global development by Roche under a collaboration agreement between Genentech and ImmunoGen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: July 7, 2010	/s/ Gregory D. Perry

Gregory D. Perry
Senior Vice President and Chief Financial Officer